UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  March 13, 2008

Aspyra, Inc.

(Exact Name of Registrant as Specified in Its Charter)

California	0-12551	95-3353465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26115-A Mureau Road
Calabasas, CA 91302

(Address of Principal Executive Offices) (Zip Code)

(818) 880-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01(a)               Entry into a Material Definitive Agreement.

On March 13, 2008, Aspyra, Inc., a California corporation (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with one of the Company’s current stockholders, J. Shawn Chalmers.

Pursuant to the Purchase Agreement, Mr. Chalmers purchased a secured promissory note from the Company in the principal amount of $300,000.  The note has a maturity date of July 28, 2008 and bears interest at the rate of LIBOR plus 2.5% per annum.  Interest payments under the note commence on April 1, 2008 and are payable monthly thereafter until maturity. The Company’s obligations under the note are secured by a security interest in substantially all of the Company’s tangible and intangible assets, pursuant to the terms of a Security Agreement dated March 13, 2008 (the “Security Agreement”) between the Company, on the one hand, and Mr. Chalmers on the other.  The obligations under the note and the security interest created by the Security Agreement are subordinate and junior in right of payment to the senior lien on the Company’s assets held by Western Commercial Bank in connection with the Company’s existing line of credit and pari passu with the security interests of C. Ian Sym-Smith and TITAB, LLC, pursuant to the terms of a Security Agreement entered into on January 28, 2008.

If at any time while the note is outstanding the Company proposes to offer and sell its securities in a transaction with gross proceeds to the Company of at least $1,000,000 (a “Subsequent Financing”), then Mr. Chalmers has the option to convert the aggregate principal of $300,000 and all accrued and unpaid interest under the note, on a dollar for dollar basis, into securities of the same type issued in that Subsequent Financing and on the same terms and conditions as the Subsequent Financing.

The Purchase Agreement (which includes the form of promissory note) and the Security Agreement are filed with this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively, and are hereby incorporated by reference herein.

Item 2.03(a)               Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Item 1.01 of this Current Report on Form 8-K contains a description of the material terms of the Purchase Agreement, the secured promissory note issued by the Company thereunder, and the Security Agreement that the Company entered into with Mr. Chalmers, which description is hereby incorporated by reference into this Item 2.03.

Item 9.01.         Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Note Purchase Agreement dated as of March 13, 2008
10.2	Security Agreement dated as of March 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2008	Aspyra, Inc.

/s/ Anahita Villafane
Anahita Villafane
Chief Financial Officer and Secretary